ASSET PURCHASE AGREEMENT

This Agreement made as of the 4th day of August, 2006 by and between Utica Leaseco, LLC, a Michigan limited liability company, and IHOP Leasing, L.L.C. d/b/a Omega Leasing, L.L.C., a Michigan limited liability company, with its office at 300 E. Long Lake Rd., Ste 180, Bloomfield Hills, Michigan 48304, and Michelex Corporation, a Utah corporation, Michele Audio Corporation of America, a New York corporation, with its office at 100 Outer Willow Street, Massena, NY 13662.

RECITALS

Buyer desires to purchase, and Company desires to sell, certain of the assets of Company for the consideration set forth below, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. The terms defined in this Paragraph 1 have the meanings so stated:

(a) "**Agreement**" means this Agreement

(b) "**Assets**" means all of the machine tools, equipment, including miscellaneous small parts and proprietary and nonproprietary tooling, attachments, office furniture and equipment, vehicles and such other personal property as described in the schedule attached hereto as "**Exhibit A**".

(c) "**Asset Purchase Price**" means One Million Two Hundred Thousand ($1,200,00.00) Dollars

(d) "**Buyer**" means Utica Leaseco, LLC, a Michigan limited liability company and IHOP Leasing, L.L.C. d/b/a Omega Leasing, L.L.C., a Michigan limited liability company

(e) "**Closing Date**" means August 4, 2006, or such earlier date as Buyer may designate by at least 5 days' prior written notice to Seller

(f) "**Company**" means Michelex Corporation, a Utah corporation and Michele Audio Corporation of America, a New York corporation.

All terms not defined in this Paragraph, which are defined in the Michigan Uniform Commercial Code, shall have the meanings so defined therein

2. Sale and Purchase; Purchase Price. On the terms and subject to the conditions of this Agreement, Company shall sell and convey the Assets to Buyer on the Closing Date. In consideration for the sale of the Assets and the performance by Company of its covenants and agreements contained in this Agreement, Buyer shall, on the terms and subject to the conditions

of this Agreement, pay to Company the Asset Purchase Price The Asset Purchase Price shall be paid at Closing by check or cashier's funds, or by wire transfer.

3. Conveyances and Assignments. If this transaction is closed, Company shall, at the Closing, execute and deliver to Buyer a Warranty Bill of Sale reasonably satisfactory in form and substance to counsel for Buyer, transferring to Buyer title to the Assets free and clear of all liens, encumbrances and security interests. If this transaction is closed, Company shall, at the Closing: (a) deliver possession of the Assets to Buyer; and (b) assign to Buyer all of Company's right, title and interest, if any, in and to: (i) service contracts; and (ii) all third party warranties and claims for warranties relating to the Assets

4. Representations of Buyer. Buyer represents and warrants to the Company as follows:

(a) Each Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Michigan, and each has all requisite power and authority to own its properties and to carry on its business as now being conducted. Each Buyer has full power to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby.

(b) The execution and delivery of this Agreement by each Buyer, and the agreements provided for herein, and the consummation by each Buyer of the transactions contemplated hereby and thereby, has been duly authorized by all requisite action. This Agreement and all such other agreements and written obligations entered into and undertaken in connection with the transactions contemplated hereby constitute the valid and legally binding obligations of each Buyer, enforceable against each Buyer in accordance with their respective terms.

5. Representations of Company. Company represents and warrants to Buyer that:

(a) Each Company is a corporation duly organized, validly existing and in good standing under the laws of the States of Utah, New York and New Jersey, as applicable, and has all requisite power and authority to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby.

(b) Company has good and marketable title to each item comprising the Assets, free and clear of any and all title defects, judgments, objections, security interest, liens, charges, liabilities or other obligations or encumbrances of any nature whatsoever, other than the lien and judgment of Wells Fargo, which shall be discharged at the closing by wire transfer pursuant to the instructions provided in "Exhibit B". The Assets are in good operating condition and repair, normal wear and tear excepted, are currently used by Company in the ordinary course of its business, and normal maintenance has been consistently performed with respect to the Assets

(c) Except as provided in "Exhibit C" attached hereto, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, or result in a breach of, any of the terms and provisions of, or constitute a default under,

or conflict with (i) any agreement, indenture or other instrument to which Company is a party or by which it is bound, (ii) the articles of incorporation, documents or bylaws of Company, or (iii) any judgment, decree, order or award of any court, governmental body or arbitrator applicable to Company

(d) The information concerning Company set forth in this Agreement and the Exhibits attached hereto and any document, statement or certificate furnished or to be furnished to Buyer pursuant hereto, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading. Company has disclosed to Buyer all material facts presently known to Company pertaining to the transactions contemplated by this Agreement and the Exhibits hereto. Copies of all documents heretofore or hereafter delivered or made available to Buyer pursuant to this Agreement were or will be complete and accurate copies of such documents.

(e) All consents, approvals, authorizations or other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by Company and which are necessary for the execution and delivery by Company of this Agreement or any documents to be executed and delivered by Company in connection herewith are set forth on "**Exhibit D**" attached hereto and have been, or prior to the Closing Date will be, obtained and satisfied

(f) Company shall deliver a certificate at the Closing that all of the subparagraphs of this Paragraph 5 are true, complete and accurate in all material respects as of the Closing Date. Company shall use diligent, good faith efforts to promptly notify Buyer in the event of any adverse change in the matters described in this Paragraph 5 between the date of this Agreement and the Closing Date

(g) Company will be solely responsible for any fees or charges of Frank-Migliore and Abundant Ventures, LLC or any other broker and/or agent engaged by it and will indemnify and defend Buyer against any claims, costs or expenses Buyer may incur in relation to any claim for such broker and/or agent fees or charges. In addition, Buyer shall deduct from the Purchase Price the sum of Twenty Four Thousand ($24,000.00) Dollars as the fee payable to Frank Migliore and Abundant Ventures, LLC and shall wire transfer the same to said broker in accordance with the instructions set for the on "**Exhibit E**"

6. **Pre-Closing Covenants of Company**. Between the date of this Agreement and the Closing Date, unless otherwise consented to in writing by Buyer, Company shall:

(a) Maintain insurance on the Assets comparable to that in effect on the date of this Agreement

(b) Comply with all laws and regulations that are applicable to it or to the conduct of its business and will perform and comply with all contracts, commitments and obligations by which it is bound

7. **Conditions to Obligations of Buyer.** The obligations of Buyer under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of Buyer:

(a) The representations and warranties of Company shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date (even though they purport to have been given on a date prior to the Closing Date), except for any changes permitted by the terms hereof or consented to in writing by Buyer.

(b) Company shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

(c) No action or proceeding by or before any court or other governmental body shall have been instituted or threatened by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of Buyer to own or operate the business of Company after Closing.

(d) There shall have been no material change in the physical condition of the Assets

8. **Conditions to Obligations of Company.** The obligations of Company under this Agreement are subject to the fulfillment, at the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of Company:

(a) The representations and warranties of Buyer shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date (even though they purport to have been given on a date prior to the Closing Date), except for any changes permitted by the terms hereof or consented to in writing by Company

(b) Buyer shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by them prior to or at the Closing Date

9. **Indemnification.** If the transactions contemplated by this Agreement are closed:

(a) Company shall indemnify Buyer against, and shall hold Buyer harmless from, any and all loss, liability, costs or expenses (including costs of investigation, defense and reasonable attorneys fees) which may be suffered by or asserted against Buyer as a result of, (i) the breach or violation of any covenant or agreement made by Company in or in connection with this Agreement or in any document executed pursuant hereto; (ii) the misrepresentation or breach by Company of any warranty or representation made by Company to Buyer in or in connection with this Agreement or any document executed pursuant hereto; and (iii) the assertion against Buyer of any claims or demands of any nature made by any person against Buyer arising out of any act or omission of Company occurring on or before the Closing Date, or arising out of the execution and performance by Company of this Agreement, or arising out of the ownership, sale or use of the Assets by Company on or before the Closing

(b) Buyer, indemnifies Company against, and shall hold Company, harmless from, any and all loss, liability, costs or expenses (including costs of investigation, defense and reasonable attorneys fees) which may be suffered by or asserted against Company as a result of, (i) the breach or violation of any covenant or agreement made by Buyer or in connection with this Agreement or in any document executed pursuant hereto; (ii) the misrepresentation or breach by Buyer of any representation or warranty made by Buyer to Company in or in connection with this Agreement or any document executed pursuant hereto; and, (iii) the assertion against Company of any claims or demands of any nature made by any person against Company arising out of any act or omission of Buyer occurring after the Closing Date, or arising out of the execution and performance by Buyer of this Agreement, or arising out of the ownership, sale or use of the Assets by Buyer after the Closing.

(c) Whenever any claim shall arise for indemnification under this Paragraph 9, the party seeking indemnification (the **"Indemnified Party"**) shall promptly notify the person(s) from whom indemnity is sought (**"Indemnitor Party"**) written notice of any claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice shall specify, if known, the amount or an estimate of the amount of the liability arising there from. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder without the prior written consent (not to be unreasonably withheld) of the Indemnitor Party unless suit shall have been instituted against it and the Indemnitor Party shall not have taken control of such suit after notification thereof.

(d) All agreements, representations and warranties of Buyer, and Company shall survive the Closing.

10. Termination of Agreement; Option to Proceed; Damages. If at any time prior to Closing there shall occur a breach of any of the representations, warranties or covenants of Company or Buyer, or the failure of a party to perform any condition or obligation hereunder, then the non-breaching party may, in addition to all remedies contained elsewhere in this Agreement: (i) terminate this Agreement, without further liability on the non-breaching party's part; (ii) collect money damages from the breaching party; or (iii) enforce specific performance of this Agreement. The exercise of (or failure to exercise) any one of Buyer's rights or remedies under this Agreement shall not be deemed to be in lieu of, or a waiver of, any other right or remedy contained herein or available at law or in equity.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the parties may not assign their respective obligations hereunder without the prior written consent of the other party, which shall not be unreasonably withheld. Any assignment in contravention of this provision shall be void. No assignment shall release the parties from any obligation or liability under this Agreement.

12. Entire Agreement; Amendments; Attachments. This Agreement and all Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto

represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by both of them. The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

13. <u>Severability</u>. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent that such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement unless the intent of this Agreement will be substantially frustrated by such partial invalidation.

14. <u>Legal Fees</u>. If Buyer against Company commences legal proceedings, or Company against Buyer, in connection with this Agreement or the transactions contemplated hereby, the party or parties which do not prevail in such proceedings shall pay the reasonable attorneys' fees and other costs and expenses, including investigation costs, incurred by the prevailing party in such proceedings.

15. <u>Governing Law</u>. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

16. <u>Counterparts and Facsimile</u>. This Agreement may be executed in counterparts, each of which is deemed an original and all of which together are considered one and the same agreement. Photostatic or facsimile reproductions of this Agreement may be made and relied on to the same extent as originals.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

MICHELEX CORPORATION, a Utah corporation

By: ______________________
Thomas Giannuglia
Its: President

MICHELE AUDIO CORPORATION OF AMERICA, a New York corporation

By: ______________________
Thomas Giannuglia
Its: President

UTICA LEASECO, LLC, a Michigan
limited liability company

By: ______________________
David K. Levy
Its: President

IHOP LEASING L.L.C. d/b/a
Omega Leasing, L.L.C.,
a Michigan limited liability company
By: Omega Commercial Credit LLC

By: ______________________
Donald G. Barr, Jr
Its: President